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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Commission File No.  333-69814
                         ------------------------------

Date of Report (Date of earliest reported)   October 25, 2001

                           Spectrum Brands Corporation
      ____________________________________________________________________
             (Exact name of registrant as specified in its chapter)

                   Florida                          65-1098382
          ___________________________       _________________________
         (State or other jurisdiction            (IRS Employer
                of incorporation                Identification No.)

 300 Vanderbilt Motor Parkway, Suite 200, Hauppauge, NY              11788
  ___________________________________________                   ________________
   (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code       631-439-6884
                                                     ___________________________

1450 South Dixie Highway, Suite 101A, Boca Raton, FL 33431
________________________________________________________________________________
        (Former name or former address, if changed since last report)

Item 5.   Other Events.
-----------------------

On October 25, 2001 Registrant, Micro Bytes Computer Centers Inc. (Micro Bytes) and Micro Bytes' sole shareholder, David W. Larry, mutually agreed to terminate the April 4, 2001 Stock Purchase Agreement, canceling the proposed acquisition of Micro Bytes by the Company.

In connection with canceling the Micro Bytes Agreement, David W. Larry surrendered all rights and interest in the 120,426 shares of Spectrum's Common Stock that had been issued and held in custody of the Registrant pending the disposition of the proposed acquisition. Registrant delivered the Certificates representing the 120,426 shares to its Transfer Agent on October 26, 2001 for cancellation.

On October 25, 2001, the Board approved the formation of a wholly owned subsidiary, Spectrum Homeland Security Solutions, Inc. ("SHSS"). SHSS is a Nevada corporation with 25,000,000 shares authorized with a par value of $.001. SHSS will provide services and products for governmental, personal and corporate security.

On October 26, 2001, the Registrant's Board of Directors approved a Stock Dividend to the holders of Common Stock of Record on October 30, 2001 (the "Record Date"). The Board of Directors set November 5, 2001 as the Payment date, on which the Registrant's Transfer Agent will deliver or cause to be delivered to each holder as of the Record Date, certificates representing 5 additional shares for each share then held.

Item 6.   Resignation of Registrants Directors.
-----------------------------------------------

On October 25, 2001, Michael J. Burns was appointed to the Board of Directors and was issued 1,000,000 shares of the Registrants common stock upon his appointment. Also on October 25, 2001, Harvey Judkowitz, Paul M. Galant and David W. Larry resigned from the Board of Directors effective immediately, leaving Mr. Burns as the Sole Officer and Director.

Item 7.   Financial Statements and Exhibits.
--------------------------------------------

   (C) Exhibits
              None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Spectrum Brands Corporation
---------------------------


By:   / s/  Michael J. Burns,     Pres.
  -------------------------------------
      Michael J. Burns, President

Date:   October 31, 2001